ITEM 99.1
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                                 Promissory Note

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES
    LAWS OF ANY STATES AND IS BEING SOLD IN RELIANCE UPON EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS. THIS SECURITY HAS NOT BEEN
 APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATES SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

[___________]

                                                                  August 2, 2001

FOR VALUE RECEIVED, THE UNDERSIGNED, CP Limited Partnership, a Maryland limited partnership ("Maker"), in accordance with the Installment Note Agreement, dated June 6, 2001, by and between Payee (as defined below), on the one hand, and Chateau Communities, Inc., a Maryland corporation, and Maker, on the other hand, HEREBY UNCONDITIONALLY PROMISES TO PAY to the order of [_____________________________], as amended ("Payee"), the principal amount of
[______________________] on the first January 15 following the eleventh anniversary of the date hereof, together with all accrued and outstanding interest in respect of such principal amount.

          Maker promises to pay interest on the unpaid principal amount and overdue interest outstanding hereunder from the date hereof until such principal amount is paid in full at a per annum rate equal to 7.50%, computed on the basis of the number of days elapsed in a 365 day year or a 366 day year, as applicable. Interest on the outstanding principal balance shall be payable on January 15 and July 15 of each year until maturity. Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, such payment shall be due instead on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of such payment of interest and not in the computation of the succeeding payment of interest. "Business Day" shall mean a day that is not a Saturday, Sunday or a day on which banking institutions are not required to be open in the State of Maryland.

          Both interest and principal are payable in lawful money of the United States of America in same day or immediately available funds to the account of Payee at Bank One, 1 Bank One Plaza, Chicago, IL 60670 or at such other place or places as the holder hereof may, from time to time, designate in writing.

          Maker agrees that:

          (i) upon failure to pay when due the principal balance hereunder and accrued interest thereon, with a grace period of three Business Days for payments of such accrued interest;

          (ii) if Maker (a) commences any voluntary proceeding under any provision of Title 11 of the United States Code, as now or hereafter amended, or commences any other proceeding, under any law, now or hereafter in force, relating to bankruptcy, insolvency, reorganization, liquidation, or otherwise to the relief of debtors or the readjustment of indebtedness; (b) makes any assignment for the benefit of creditors or a composition or similar arrangement with such creditors; or (c) appoints a receiver, trustee or similar judicial officer or agent to take charge of or liquidate any of its property or assets; or

          (iii) upon the commencement against Maker of any involuntary proceeding of the kind described in paragraph (ii), provided, however, that such involuntary proceeding shall continue unstayed for a period of 60 consecutive days;

at Payees option, in its sole discretion, all unpaid principal and accrued interest under this Note shall become immediately due and payable without presentment, demand, protest or notice of any kind.

          As an inducement to the acceptance of this Note by Payee, Maker hereby represents and warrants as follows: (i) Maker is a limited partnership validly existing and in good standing under the laws of the State of Maryland; (ii) Maker has all requisite corporate power and authority to execute and deliver this Note and to perform its obligations hereunder; (iii) the execution and delivery of this Note by Maker have been duly and validly authorized by all necessary corporate action on the part of Maker; (iv) this Note constitutes a legal, validly binding obligation of Maker, enforceable in accordance with its terms; and (v) neither the execution and delivery of this Note nor the payment and performance by Maker of its obligations hereunder will contravene or constitute a default under (a) any agreement, legal requirement, instrument or indenture to which maker is a party or to which it is subject or by which any of its assets are bound or (b) any provision of the agreement of limited partnership of Maker.

          Payee or any subsequent holder of this Note shall have the right to assign its rights hereunder or any interest herein without the prior written consent of Maker. All the covenants, stipulations, promises and agreements made by or contained in this Note on behalf of the undersigned shall bind its successors, whether so expressed or not. Any such assignment shall be made only in accordance with applicable federal and state securities laws.

          Maker shall not prepay this Note in whole or in part. Maker may not set off from any amounts due hereunder any amounts due Maker from Payee or its transferees or assigns.

          THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MARYLAND, WITHOUT REGARD TO CONFLICT OF LAWS THEREOF.

          No failure on the part of Payee to exercise, and no delay in exercising, any right under this Note shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.
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          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date hereof.

                                        CP LIMITED PARTNERSHIP

                                        By: CHATEAU COMMUNITIES, INC.
                                            as its general partner

                                            By:
                                               --------------------------------

                                                  Name:
                                                        -----------------------

                                                  Title:
                                                        -----------------------

                                        By: ROC COMMUNITIES, INC.,
                                            as its general partner

                                            By:
                                               --------------------------------

                                                  Name:
                                                        -----------------------

                                                  Title:
                                                        -----------------------

Accepted and Agreed:
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[                         ]
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By:
    ---------------------------------
         [                   ], Trustee
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By:
    ---------------------------------
         [                   ], Trustee
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